FIRST AMENDMENT TO CREDIT AND SECURITY
AGREEMENT AND WAIVER OF DEFAULTS

        This Amendment, dated as of January 17, 2002, is made by and between STORAGE AREA NETWORKS, INC., a Colorado corporation (the “Borrower”), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the “Lender”).

Recitals

        The Borrower and the Lender are parties to a Credit and Security Agreement dated as of May 31, 2001 (the “Credit Agreement”). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

        The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

        1.    Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by amending the following definition:

“Collateral” means all of the Borrower’s Accounts, Receivables, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the lien of any Security Document; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Lender; and (vii) proceeds of any and all of the foregoing.

        2.    Rules of Interpretation. Section 1.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Section 1.2 Other Definitional Terms; Rules of Interpretation. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. References to Articles, Sections, subsections, Exhibits, Schedules and the like, are to Articles, Sections and subsections of, or Exhibits or Schedules attached to, this Agreement unless otherwise expressly provided. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context in which used herein otherwise clearly requires, “or” has the inclusive meaning represented by the phrase “and/or”. Defined terms include in the singular number the plural and in the plural number the singular. Reference to any agreement (including the Loan Documents), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, in accordance with the terms hereof and the other Loan Documents), except where otherwise explicitly provided, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor. Reference to any law, rule, regulation, order, decree, requirement, policy, guideline, directive or interpretation means as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect on the determination date, including rules and regulations promulgated thereunder.”

        3.    Financing Statements. Section 3.6 of the Credit Agreement is amended by adding the following new sentence before the first sentence of that Section:

“The Borrower authorizes the Lender to file from time to time where permitted by law, such financing statements against collateral described as “all personal property” as the Lender deems necessary or useful to perfect the Security Interest.”

        4.    Section 6.12. Section 6.12 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Section 6.12 Minimum Net Income. The Borrower will maintain, during each period described below, its Net Income, determined as at the end of each quarter, at an amount not less than the amount set forth opposite such period (numbers appearing between “( )” are negative):

                                                    Period                                                     Minimum Net Income
                                   Twelve months ending Dec. 31, 2001                               ($6,254,000)
                                   Three months ending March 31, 2002                                 ($866,000)
                                       Six months ending June 30, 2002                                  ($1,251,000)
                                      Nine months ending Sept. 30, 2002                               ($1,991,000)
                                   Twelve months ending Dec. 31, 2002                               ($1,010,000) ”

        5.    Section 6.13. Section 6.13 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Section 6.13 Minimum Book Net Worth. The Borrower will maintain, during each period described below, its Book Net Worth, determined as at the end of each month, and calculated (a) without regard to any additional equity infusion received by Borrower and (b) excluding any additional noncash adjustments related to any audit adjustments to properly reflect the intercompany payable to the Guarantor (liability) and the common stock (equity) on the financial statements of the Borrower, at an amount not less than the amount set forth opposite such period (numbers appearing between “( )” are negative):

                                           Period                                                               Minimum Book Net Worth
                                 December 31, 2001                                                                    ($11,514,000)
                                   January 31, 2002                                                                     ($11,879,000)
                                  February 28, 2002                                                                    ($12,244,000)
                                    March 31, 2002                                                                      ($12,180,000)
                                    April 30, 2002                                                                        ($12,504,000)
                                     May 31, 2002                                                                        ($12,803,000)
                                     June 30, 2002                                                                         ($12,363,000)
                                     July 31, 2002                                                                         ($12,691,000)
                                   August 31, 2002                                                                       ($12,994,000)
                                  September 30, 2002                                                                   ($12,565,000)
                                   October 31, 2002                                                                      ($12,809,000)
                                 November 30, 2002                                                                    ($13,053,000)
                           December 31, 2002 and each                                                            ($12,324,000) ”
                                        month thereafter

        6.    Section 6.14. Section 6.14 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Section 6.14 Minimum Cash on Hand Plus Availability. The Borrower will maintain during each month, determined as at the end of each month, cash and cash equivalents held in a deposit account maintained with Wells Fargo plus Availability of not less than $500,000, which amount may be adjusted at the end of May 2003, at the sole discretion of the Lender.”

        7.    Section 6.15. Section 6.15 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Section 6.15 New Covenants. On or before November 30, 2002, the Borrower and the Lender shall agree on new covenant levels for Sections 6.12, 6.13, 6.14 and 7.10 for periods after such date. The new covenant levels will be based on the Borrower’s projections for such periods and shall be no less stringent than the present levels, but if the Borrower and the Lender do not agree, the Lender may designate the required amounts in its sole discretion and the failure by the Borrower to maintain the designated amounts shall constitute an Event of Default.”

        8.    Section 7.10. Section 7.10 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Section 7.10 Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures of more than $300,000 in the aggregate during its fiscal year ending December 31, 2002.”

        9.    Exhibit B. Exhibit B of the Credit Agreement is amended and restated in its entirety and replaced with Exhibit B attached hereto.

        10.    No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

        11.    Waiver of Defaults. The Borrower is in default of the following provisions of the Credit Agreement (collectively, the “Existing Defaults”):

           Section/Covenant                Required Performance     Actual Performance
     Section 6.12  Minimum Net Income for
     the six months ending June 30, 2001        ($1,705,000)           ($2,108,000)

     Section 6.13  Minimum Book Net Worth
     for the period ending September 30,         $2,889,000             $2,814,000
     2001

        Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

        12.    Amendment Fee. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $12,500 in consideration of the Lender’s execution and delivery of this Amendment.

        13.    Conditions Precedent. This Amendment, and the waiver set forth in Paragraph 11 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                 (a)   The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

                 (b)   Payment of the fee described in Paragraph 12.

                 (c)   Such other matters as the Lender may require.

        14.    Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                 (a)   The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                 (b)   The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                 (c)   All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

        15.    References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

        16.    No Other Waiver. Except as set forth in Paragraph 11 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

        17.    Release. The Borrower, and the Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

        18.    Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 12 hereof.

        19.    Miscellaneous. This Amendment and the Acknowledgement and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.                                           STORAGE AREA NETWORKS, INC.

By:   /s/ Aida Sunglao-Canlas                                                                By:   /s/ John Jenkins
Name:      Aida Sunglao-Canlas                                                              Name:       John Jenkins
Its:           Commercial Banking Officer                                                   Its:        President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

        The undersigned, a guarantor of the indebtedness of Storage Area Networks, Inc. (the “Borrower”) to Wells Fargo Business Credit, Inc. (the “Lender”) pursuant to a separate Guaranty dated as of May 31, 2001 (the “Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 16 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower’s present and future indebtedness to the Lender.

SAN HOLDINGS, INC. By: ____________________________ Name: John P. Jenkins Its: President

Exhibit B to Credit and Security Agreement

COMPLIANCE CERTIFICATE

To:	Aida Sunglao-Canlas Wells Fargo Business Credit, Inc.

Date:	__________________, 200__

Subject:	Storage Area Networks, Inc. Financial Statements

        In accordance with our Credit and Security Agreement dated as of May 31, 2001, as amended by a First Amendment to Credit and Security Agreement and Waiver of Defaults dated as of January 17, 2002 (as so amended, the “Credit Agreement”), attached are the financial statements of Storage Area Networks, Inc. (the “Borrower”) as of and for ________________, 200__ (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”). All terms used in this certificate have the meanings given in the Credit Agreement.

        I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower’s financial condition and the results of its operations as of the date thereof.

        Events of Default. (Check one):

         [    ]     The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

         [    ]     The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

        I hereby certify to the Lender as follows:

         [    ]     The Reporting Date does not mark the end of one of the Borrower’s fiscal quarters, hence I am completing only paragraph __ below.

         [    ]     The Reporting Date marks the end of one of the Borrower’s fiscal quarters, hence I am completing all paragraphs below except paragraph ___.

         [    ]     The Reporting Date marks the end of the Borrower’s fiscal year, hence I am completing all paragraphs below.

        Financial Covenants.

        I further hereby certify as follows:

        1.    Minimum Net Income. Pursuant to Section 6.12 of the Credit Agreement, as of the Reporting Date the Borrower’s Net Income was $____________ which satisfies does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

                                                    Period                                                     Minimum Net Income
                                   Twelve months ending Dec. 31, 2001                               ($6,254,000)
                                   Three months ending March 31, 2002                                 ($866,000)
                                       Six months ending June 30, 2002                                  ($1,251,000)
                                      Nine months ending Sept. 30, 2002                               ($1,991,000)
                                   Twelve months ending Dec. 31, 2002                               ($1,010,000)

        2.    Minimum Book Net Worth. Pursuant to Section 6.13 of the Credit Agreement, as of the Reporting Date, the Borrower’s Book Net Worth, calculated (a) without regard to any additional equity infusion received by Borrower and (b) excluding any additional noncash adjustments related to any audit adjustments to properly reflect the intercompany payable to the Guarantor (liability) and the common stock (equity) on the financial statements of the Borrower, was $____________ which satisfies does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

                                           Period                                                               Minimum Book Net Worth
                                 December 31, 2001                                                                    ($11,514,000)
                                   January 31, 2002                                                                     ($11,879,000)
                                  February 28, 2002                                                                    ($12,244,000)
                                    March 31, 2002                                                                      ($12,180,000)
                                    April 30, 2002                                                                        ($12,504,000)
                                     May 31, 2002                                                                        ($12,803,000)
                                     June 30, 2002                                                                         ($12,363,000)
                                     July 31, 2002                                                                         ($12,691,000)
                                   August 31, 2002                                                                       ($12,994,000)
                                  September 30, 2002                                                                   ($12,565,000)
                                   October 31, 2002                                                                      ($12,809,000)
                                 November 30, 2002                                                                    ($13,053,000)
                           December 31, 2002 and each                                                            ($12,324,000)
                                        month thereafter

        3.    Minimum Cash on Hand Plus Availability. Pursuant to Section 6.14 of the Credit Agreement, the Borrower’s Cash on Hand plus Availability for the month ending on the Reporting Date was $____________, which  satisfies  does not satisfy the requirement that such amount be not less than $500,000 during such period, which amount may be adjusted at the end of May 2003 at the sole discretion of the Lender.

        4.    Capital Expenditures. Pursuant to Section 7.10 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the _____________ year ended ______________, 20___, for Capital Expenditures, $__________________ in the aggregate, which satisfies  does not satisfy the requirement that such expenditures not exceed $300,000 in the aggregate during such year.

        5.    Salaries. As of the Reporting Date, the Borrower is is not in compliance with Section 7.17 of the Credit Agreement concerning salaries.

        Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

STORAGE AREA NETWORKS, INC. By: ____________________________ Its Chief Financial Officer